SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant x

Filed by a party other than the Registrant o

Check the appropriate box:

x  Preliminary Proxy Statement

o  Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

o  Definitive Proxy Statement

o  Definitive Additional Materials

o  Soliciting Material pursuant to § 240.14a-12

VANITY EVENTS HOLDING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

o	Fee paid previously with preliminary materials.

o         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

VANITY EVENTS HOLDING, INC.
43 W. 33rd Street, Suite 600
New York, New York 10001
(212) 695-7850

Notice of a Special Meeting of Shareholders
to be held on August 11, 2008

To the Shareholders of
VANITY EVENTS HOLDING, INC.

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of VANITY EVENTS HOLDING, INC., a Delaware corporation (the “Company”), will be held on August 11, 2008, at 10:00 a.m., Eastern Standard Time, at 61 Broadway, 32nd Fl., New York, New York 10006, for the purpose of considering and voting upon the following matters:

1. To consider and act upon a proposal to approve to amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company from 75,000,000 shares to 350,000,000 shares; and

2. To consider and act upon a proposal to approve to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of blank check preferred stock, par value $0.001 per share (the “Preferred Stock”), of the Company from 10,000,000 shares to 50,000,000 shares.

Our board of directors has fixed the close of business on July 31, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournment or adjournments of the meeting.

By Order of the Board of Directors

Steven Y. Moskowitz
Chairman of the Board

New York, New York
July 31, 2008

Your vote is very important. Whether or not you plan to attend the special meeting, in order to ensure representation of your shares, please promptly complete, date and sign the enclosed proxy card and return it in the accompanying envelope or follow the instructions provided for voting by phone or via the Internet, if applicable.  No postage need be affixed if the proxy card is mailed in the United States.

VANITY EVENTS HOLDING, INC.
43 W. 33rd Street, Suite 600
New York, New York 10001
(212) 695-7850

PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 11, 2008

TABLE OF CONTENTS

THE COMPANY	5

INFORMATION ABOUT SOLICITATION AND VOTING	5

INFORMATION ABOUT THE SPECIAL MEETING	5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8

PROPOSAL NO. ONE: TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO GIVE EFFECT TO THE INCREASE OF AUTHORIZED COMMON STOCK OF THE COMPANY	9

PROPOSAL NO. TWO: TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO GIVE EFFECT TO THE INCREASE OF AUTHORIZED BLANK CHECK PREFERRED STOCK OF THE COMPANY	10

AVAILABLE INFORMATION	12

VANITY EVENTS HOLDING, INC.
43 W. 33rd Street, Suite 600
New York, New York 10001
(212) 695-7850

Vanity Events Holding, Inc. was incorporated on November 22, 2006 in the State of Delaware under the name Map V Acquisition, Inc.. Our principal executive offices are currently located at 43 West 33 rd Street, Suite 600, New York, New York 10001. Our telephone number is (212) 695-7850. We are qualified to do business in the State of New York. Our fiscal year-end is December 31. As described below, Vanity was incorporated with the objective to acquire, or merge with an operating business. On April 7, 2008, the Company entered into a Share Exchange Agreement with Vanity Holding Group, Inc., a private company formed under the laws of the State of Delaware, and the shareholders of Vanity Holding Group, Inc. pursuant to which the Company acquired all of the outstanding shares of common stock of Vanity Holding Group, Inc. Thereafter, the Company changed its name to Vanity Events Holding, Inc.

Vanity is in the business of licensing images and promoting merchandise and events, primarily though it’s group of touring swimsuit models. Vanity’s models are available to travel throughout the world and draw attention to companies, merchandise, brand names, and events, including swimsuit competitions, calendar signings, and auto shows. Initially, Vanity began operations as Circuit Girls on the swimsuit circuit in Southern Florida. After establishing a reputation for excellence in the Southeast, it has expanded its circuit to include the greater U.S. domestic market as well as international markets.

Our address is 43 West 33 rd Street, Suite 600, New York, New York 10001. Our telephone number is (212) 695-7850.

For more information on the Company, see our 2007 Annual Report on Form 10-KSB which accompanies this Proxy Statement.

INFORMATION ABOUT SOLICITATION AND VOTING

Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of the Company for use at the Special Meeting of Shareholders to be held on August 11, 2008 at 10:00 a.m., Eastern Standard Time, at 61 Broadway, 32nd Fl., New York, New York 10006, and at any adjournment or adjournments of the special meeting.

INFORMATION ABOUT THE SPECIAL MEETING

WHEN IS THE SPECIAL MEETING?

August 11, 2008, 10:00 a.m. Eastern Standard Time

WHERE WILL THE SPECIAL MEETING BE HELD?

The meeting will be held at 61 Broadway, 32nd Fl., New York, New York 10006.

WHAT ITEMS WILL BE VOTED UPON AT THE SPECIAL MEETING?

At the special meeting and any adjournment or adjournments of the special meeting, our shareholders will be asked to consider and act upon a proposal to approve an amendment to the Articles of Incorporation of Vanity Events Holding, Inc. to (i) increase the number of authorized shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company from 75,000,000 shares to 350,000,000 shares, and (ii) to increase the number of authorized shares of blank check preferred stock, par value $0.001 per share (the “Preferred Stock”), of the Company from 10,000,000 shares to 50,000,000 shares.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on July 31, 2008 will be entitled to notice of and to vote at the special meeting and any adjournments of the special meeting.  You are entitled to one vote for each share of common stock held on that date.  On July 15 2008, there were 15,989,094 shares of our common stock outstanding and entitled to vote.

YOUR BOARD OF DIRECTORS HAS APPROVED THE PROPOSAL SET FORTH HEREIN.

HOW DO I VOTE?

You can vote either by attending the meeting and voting at the meeting or by completing, signing and returning the enclosed proxy card as promptly as possible in the enclosed postage-paid envelope.  Proxies should not be sent by the stockholder to the Company, but to Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Fl., New York, New York 10006. A pre-addressed, postage-paid envelope is provided for this purpose.

HOW DO I CHANGE OR REVOKE MY PROXY?

You can change or revoke your proxy at any time before it is voted at the special meeting by:

1.           Submitting another proxy by mail with a more recent date than that of the proxy first given;

2.	Sending written notice of revocation to Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Fl., New York, New York 10006, Attention: Jonathan R. Shechter, Esq.; or

3.
Attending the special meeting and voting in person.  If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

WHAT IF I SIGN AND RETURN MY PROXY CARD BUT I DO NOT INCLUDE VOTING INSTRUCTIONS?

If you sign your proxy card and return it to us but you do not include voting instructions as to any proposal, your proxy will be voted FOR the amendment to the Articles of Incorporation of the Company.

WHAT CONSTITUTES A "QUORUM" FOR THE SPECIAL MEETING?

The holders of a majority of the issued and outstanding shares of the Company's common stock entitled to vote at the special meeting present or represented by proxy constitutes a quorum.  A quorum is necessary to conduct business at the special meeting.  You will be considered part of the quorum if you have voted by proxy.  Abstentions and broker non-votes count as "shares present" at the special meeting for purposes of determining a quorum.  However, abstentions, withholding of a vote and broker non-votes do not count in the voting results.  A broker non-vote occurs when a broker or other nominee (which has voted on one or more matters at the meeting) who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES ARE REQUIRED?

On July 15, 2008, the record date for determination of shareholders entitled to vote at the special meeting, there were issued and outstanding and entitled to vote 15,989,094 shares of our common stock.  The holders of a majority of our common stock issued and outstanding and entitled to vote at the special meeting will constitute a quorum for the transaction of business at the special meeting.  Common stock represented in person or by proxy, including abstentions and broker non-votes with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum exists at the special meeting.  Broker non-votes with respect to a particular matter will not be counted as votes in favor of that matter and will not be counted as votes cast on that matter.  Accordingly, broker non-votes will have no effect on the matters specified in the notice of meeting.

☐
The proposals to approve the amendment to the Articles of Incorporation of the Company to (i) increase the number of authorized shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company from 75,000,000 shares to 350,000,000 shares, and (ii) to increase the number of authorized shares of blank check preferred stock, par value $0.001 per share (the “Preferred Stock”), of the Company from 10,000,000 shares to 50,000,000 shares requires the affirmative vote of at least a majority of the Company’s issued and outstanding shares of Common Stock entitled to vote as of the Record Date.  Therefore, an abstention or withholding of a vote will not be counted for the purpose of determining whether the requisite vote has been obtained and will have no effect on the outcome of the vote.

HOUSEHOLDING OF PROXY MATERIALS.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Proxy Statements and annual reports.  This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number:  Vanity Events Holding, Inc., 43 West 33 rd Street, Suite 600, New York, New York 10001, phone: (212) 695-7850, attention: Steven Moskowitz.  If you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

OTHER MATTERS.

Our board of directors knows of no other business which will be presented for consideration at the special meeting other than those matters described above.  However, if any other business should come before the special meeting, it is the intention of the person named in the enclosed proxy card to vote, or otherwise act, in accordance with his best judgment on such matters.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

We will bear the costs of soliciting proxies.  In addition to solicitations by mail, our directors, officers and employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews.  We will reimburse these persons for their reasonable expenses in connection with any of these solicitations.  In addition, we will request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies, and we will reimburse brokerage houses and other persons for their reasonable expenses in connection with this distribution.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership

The following table sets forth certain information, as of July 15, 2008, with respect to any person (including any “group”, as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known to us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, and as to those shares of our equity securities beneficially owned by each of our directors and executive officers and all of our directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to our directors and executive officers, is based on a review of statements filed with the Securities and Exchange commission (the “Commission”) pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to our common stock. As of July 15, 2008, there were 15,289,094 shares of our common stock outstanding.

The number of shares of common stock beneficially owned by each person is determined under the rules of the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

The table also shows the number of shares beneficially owned as of July 15, 2008 by each of our individual directors and executive officers, by our nominee directors and executive officers and by all our current directors and executive officers as a group.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned	Percentage of Common Stock
Michael Cohen	146,047	*
Ronald Cosman	146,047	*
Frank Lauzaskas	847,072	5.3%
Steven Moskowitz (2)	1,212,773	7.5%
Highland Global Partners, Inc.	2,500,000	15.6%

All executive officers and directors as a group (consisting of 4 individuals)	2,351,939	31.62%
* Represents less than 1%.
(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, or convertible debt currently exercisable or convertible, or exercisable or convertible within 60 days of July 15, 2008 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Percentages are based on a total of 15,989,094 shares of common stock outstanding on July 15, 2008, and the shares issuable upon the exercise of options, warrants exercisable, and debt convertible on or within 60 days of July 15, 2008.

(2) Includes 1,051,537 shares beneficially owned by Mr. Moskowitz through the Mindy & Steven Moskowitz Trust.

PROPOSAL NO. 1:  TO AMEND THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE COMPANY TO INCREASE THE AUTHORIZED CAPITAL STOCK OF THE COMPANY.

On July 25, 2008, the Board of Directors (the “Board”) of the Company approved an amendment to the Company’s Articles of Incorporation, to increase the number of authorized shares of the Company's Common Stock from 75,000,000 to 350,000,000.  The Company currently has authorized capital stock of 75,000,000 shares of Common Stock and approximately 15,989,094 shares of Common Stock are outstanding as of June 1, 2008.  The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company’s capital structure for purposes including additional equity financings and stock based acquisitions.

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock.  However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares.  The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

As of July 15, 2008 a total of 15,989,094 shares of the Company's currently authorized 75,000,000 shares of Common Stock are issued and outstanding.  The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares.  The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult.  For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  The Company does not have any other provisions in its articles or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences.  Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences.  The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

Stockholders should recognize that, as a result of this proposal, they will own a fewer percentage of shares with respect to the total authorized shares of the Company, than they presently own, and will be diluted as a result of any issuances contemplated by the Company in the future.

There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized.

The proposed amendment to the Certificate of Incorporation is set forth in Exhibit A.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED COMMON STOCK (WHICH APPROVAL DOES NOT EXTEND TO THE APPROVAL OF THE ISSUANCE OF ANY SHARES)

PROPOSAL 2:
TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION
TO INCREASE OF THE “BLANK CHECK” PREFERRED STOCK

On July 25, 2008, the Board of Directors (the “Board”) of the Company approved an amendment to the Company’s Articles of Incorporation, to authorize the increase in the number of authorized shares of blank check preferred stock, par value $0.0001 per share (the “Preferred Stock”), of the Company from 10,000,000 shares to 50,000,000 shares.  The Board believes that the authorization of Preferred Stock would provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financings, and stock based acquisitions.  Article FIFTH would be amended to read as follows and would be filed with the Delaware Secretary of State:

V: The Corporation is authorized to issue two classes of stock.  One class of stock shall be Common Stock, par value $0.0001.  The second class of stock shall be Preferred Stock, par value $0.0001.  The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value	Authorized Shares

Common	$0.001	350,000,000
Preferred	$0.001	50,000,000
Totals:		400,000,000

The proposed amendment to the Company’s Certificate of Incorporation will create 50,000,000 authorized shares of "blank check" preferred stock.  The proposed Amendment to the Company’s Certificate of Incorporation, attached as Exhibit "A" to this information statement contains provisions related to the "blank check" preferred stock. The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed Certificate of Amendment to the Certificate of Incorporation as set forth in Exhibit "A."

The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the Board upon issuance. The authorization of such blank check preferred stock would permit the Board to authorize and issue preferred stock from time to time in one or more series.

Subject to the provisions of the Company's Certificate of Amendment to the Certificate of Incorporation and the limitations prescribed by law, the Board would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders.  The Board would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its stockholders.  The amendment to the Articles of Incorporation would give the Board flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the Board deems to be in the best interests of the Company and its stockholders.

The amendment would provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its Common Stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the Board for any proper corporate purpose.  It is anticipated that such purposes may include exchanging preferred stock for Common Stock and, without limitation, may include the issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise.  The ability of the Board to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means.  Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

While the amendment may have anti-takeover ramifications, the Board believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board enabling the Board to consider the proposed transaction in a manner that best serves the stockholders' interests.

The Company has no present plans, arrangements, commitments or understandings for the issuance of shares of Preferred Stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED BLANK CHECK PREFERRED STOCK (WHICH APPROVAL DOES NOT EXTEND TO THE APPROVAL OF THE ISSUANCE OF ANY SHARES)

OTHER MATTERS

Our Board does not intend to present to the meeting any matters not referred to in the form of proxy.  If any proposal not set forth in this Proxy Statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

AVAILABLE INFORMATION

We are currently subject to the information requirements of the Exchange Act and in accordance therewith file periodic reports, Proxy Statements and other information with the SEC relating to our business, financial statements and other matters.  Copies of such reports, Proxy Statements and other information may be copied (at prescribed rates) at the public reference room maintained by the Securities and Exchange Commission at 100 F Street NE, Washington DC 20549.  For further information concerning the SEC's public reference room, you may call the SEC at 1-800-SEC-0330.  Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at http://www.sec.gov.

Requests for documents relating to the Company should be directed to:

Vanity Events Holding, Inc.
43 West 33 rd Street, Suite 600
New York, NY 1001
Attention: Jonathan Shechter

Our board of directors hopes that shareholders will attend the special meeting.  Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy card and return it in the accompanying envelope or follow the instructions provided for voting by phone or via the Internet, if applicable.  Prompt response will greatly facilitate arrangements for the meeting, and your cooperation is appreciated.  Shareholders who attend the meeting may vote their shares personally even though they have sent in their proxy cards or voted by phone or the Internet.

By Order of the Board of Directors

Steven Y. Moskowitz
Steven Y. Moskowitz

July 31, 2008

PROXY

VANITY EVENTS HOLDING, INC.
SPECIAL MEETING OF STOCKHOLDERS - TO BE HELD ON
AUGUST 11, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Steven Y. Moskowitz with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Special Meeting of Stockholders (the "Meeting") to be held on or about August 11, 2008, at 10:00 a.m., Eastern Standard Time, at 61 Broadway, 32nd Fl., New York, New York 10006, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect.  This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" IN SUPPORT OF
EACH OF THE LISTED PROPOSALS.

1. Proposal to amend the Company’s Articles of Incorporation to give effect to the increase of authorized shares of common stock, par value $0.001 per share of the Company to 350,000,000 shares.

For /__/                                     Against /__/                                Abstain /___/

2. Proposal to amend the Company’s Articles of Incorporation to give effect to the increase of authorized shares of blank check preferred stock, par value $0.001 per share, of the Company to 50,000,000 shares.

For /__/                                     Against /__/                                Abstain /___/

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

For /__/                                     Against /__/                                Abstain /___/

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for proposals (1), (2) and (3).  If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment.  At the present time, the board of directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Special Meeting and accompanying Proxy Statement relating to the Meeting.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., YOU SHOULD SO INDICATE WHEN SIGNING.  IF THE SIGNER IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY A DULY AUTHORIZED OFFICER.  IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box)	[________________________________]	Date: _____________, 2008

Signature (Joint owners)	[________________________________]	Date: _____________, 2008

EXHIBIT A
CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION
OF
VANITY EVENTS HOLDING, INC.

The undersigned, President of Vanity Events Holding, Inc. (the “Corporation”), does hereby certify as follows:

FIRST: The name of the corporation is:

VANITY EVENTS HOLDING, INC.

SECOND:  The articles of incorporation of the Corporation is hereby amended by replacing Article Fifth, in its entirety, with the following:

“V: The Corporation is authorized to issue two classes of stock.  One class of stock shall be Common Stock, par value $0.001.  The second class of stock shall be Preferred Stock, par value $0.001.  The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value	Authorized Shares
Common	$0.001	350,000,000
Preferred	$0.001	50,000,000
Totals:		400,000,000	”

THIRD:                       The amendment of the articles of incorporation herein certified has been duly adopted by unanimous written consent of the Corporation’s Board of Directors and stockholders holding a majority of the outstanding shares of common stock of the Corporation in accordance with the provisions of the Delaware Revised Statutes.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by Steven Y. Moskowitz, its Chief Executive Officer, this ___ day of ________, 2008.

VANITY EVENTS HOLDING, INC.

By:	/s/
Steven Y. Moskowitz
Chief Executive Officer